EXHBIT 99.1

                                [SIX FLAGS LOGO]
                             Management Presentation

                                                   Mark Shapiro, CEO
                                                   Jeff Speed, CFO
                                                   March 27, 2007















                                                           LEHMAN BROTHERS
                                                       2007 High Yield Bond and
                                                      Syndicated Loan Conference

                             Welcome to Six Flags!

o Six Flags is the world's largest regional theme park company, hosting nearly 30M guests annually at its 21 theme parks

      -     Excluding 10 parks to be sold or no longer operated by Six Flags

o Six Flags provides a complete entertainment experience by leveraging our strong intellectual property portfolio, offering industry-leading thrill rides and attractions, and caring for guests with a total commitment to guest service

      - Extensive use of Warner Bros.' Looney Tunes, Scooby Doo, DC Comics' Justice League, and, starting in 2007, Thomas the Tank Engine and the Wiggles IP

      -     Cartoon Network Campground & Tony Hawk's Boom Boom Huckjam

      -     Daily parades and nightly fireworks

      -     Live concerts and shows

      - Enforcement of family-friendly code of conduct throughout the park (no smoking, appropriate attire, no foul language, no line cutting, etc.)

o     Six Flags appeals to a broad demographic

      -     75% of our guests attend with family and friends

      -     51% of our guests are parents with two or more children

      -     Balanced gender appeal - 51% Female / 49% Male

[FOLLOWING TABLES REPRESENTED AS PIE CHARTS]

Asian/Other              4%
African American         9%
Hispanic                18%
Caucasian               69%


age 3-11                21%
age 12-17               30%
age 18-34               30%
age 35-49               16%
age 50+                  3%

                         Expansive Geographic Footprint

Six Flags serves 7 of the top 10 metro areas and reaches 9 of the top 10 DMAs


Six Flags' other North American parks are La Ronde (in Montreal) and Six Flags Mexico (in Mexico City)

[FOLLOWING TABLE REPRESENTED AS MAP]

San Francisco           45 years
St. Louis               45 years
Chicago                 45 years
Lake George             45 years
New England             45 years
New York/Philadelphia   45 years
Dallas                  45 years
San Antonio             45 years
Los Angeles             45 years
Louisville              45 years
Atlanta                 45 years
Washington DC           45 years

                                      2006
                                A Transition Year

                         2006 Transition Year Scorecard

o   Improve guest experience and diversify entertainment offering

    - Improved and diversified the guest experience with initiatives oriented towards families (parades, characters, Brunch with Bugs, fireworks, no smoking policy, zero tolerance for unruly behavior, enforcement of dress code, clean bathrooms, etc.)

        o   Guest satisfaction scores at 5-year highs

    - Leveraged Warner/DC Comics IP by dramatically increasing presence of characters (improves guest experience but also drives sales in retail, photos, and games)

o   Drive double-digit per capita spending growth

    -   Increased Guest Spending per cap by 13% and Total Revenue per cap by 14%

o   Build Corporate Alliance structure and sign 3 - 4 new deals

    -   Grew sponsorship revenue from $16M to $26M (excluding sale parks)

    - Importantly, established new corporate alliances with market leading brands to compliment already strong relationship with Coca Cola


[COCA COLA LOGO]    [PAPA JOHNS PIZZA LOGO]  [HOME DEPOT LOGO]  [KODAK LOGO]   [COLD STONE CREAMERY LOGO]



o   Sell assets to reduce debt and enhance financial flexibility

    -   Sold Houston land for $77M (approx. 15x 2005 EBITDA)

    -   Signed agreement to sell 7 parks for $312M (approx. 10x 2006 EBITDA)

    - Combined, these "non-core" properties sold at approx. 11x multiple of EBITDA

                                  2006 Results*

($M, except per caps)                  2006            2005       % Change
---------------------             ---------        --------       --------
Attendance                             24.8            28.7          -13%

Ticket Per Cap                    $    20.47       $   18.09         13%
In Park Per Cap                   $    15.65       $   13.84         13%
                                  ----------       ---------
Total Guest Spending Per Cap      $    36.12       $   31.94         13%

Total Rev Per Cap                 $    38.07       $   33.35         14%

Ticket Revenue                    $    508.5       $   519.1         -2%
In Park Revenue                   $    388.7       $   397.1         -2%
Other Revenue                     $     48.5       $    40.6         19%
                                  ----------       ---------
Total Revenue                     $    945.7       $   956.8         -1%

Cost of Sales                     $     80.0       $    83.2         -4%
Operating Expenses                $    626.7       $   568.2         10%

EBITDA (Modified)                 $    239.0       $   305.4        -22%
Minority Interest                 $     44.4       $    44.7         -1%
                                  ----------       ---------
Adjusted EBITDA                   $    194.7       $   260.7        -25%
                                  ----------       ---------

Capital Expenses                  $    122.6       $   162.5        -25%
Interest / Dividends / Other**    $    191.4       $   184.9          4%

Free Cash Flow                    $   (119.3)      $   (86.7)        38%
                                  ----------       ---------

o Attendance decline driven by both exogenous factors (500K for New Orleans, difficult weather, etc.) and conscious decisions made by the company (delayed and reduced marketing, park sale announcement, etc.)

o   Strategic shift to stretch the brand towards families is working

    - Strong growth in per cap spending at our parks suggests that our guests are willing to pay more for a better experience

    - Importantly, guest satisfaction surveys show that guests were more satisfied with their experience, even while spending more

--------------------
*  See Exhibit 99.2 for reconciliation of certain financial measures.

** Pro forma, excluding 7 sale parks, Columbus, Sacramento, Houston, and non-recurring items

                                      2007

                                [SIX FLAGS LOGO]

                              THE THRILL IS BACK!

                             2007 Major Initiatives

o   Execute an enhanced marketing plan

    -   Substantial increase in media budget to drive attendance

    -   Plan is informed by detailed segmentation analysis

    -   Marketing message and medium tailored to different target audiences

    - Implement new Internet strategy aimed at growing online sales, revamping website, and enhancing CRM capabilities

    -   Strong emphasis on season pass and group sales

o   Grow in-park spending

    -   Continue growing in-park per caps in food, games, and retail

    -   Outsource photography (Kodak) and "Flash Pass" (Lo-Q)

    -   Introduce additional branded concepts

    - Improve overall food quality, speed of service, and friendliness of our guest-facing employees

o   Continue to diversify and improve the product and guest experience

    -   Reduced but strategically targeted capital program

    - Increased opex to fund labor initiatives, including those aimed at hiring, training, incentivizing, and retaining better guest-facing employees

o   Grow sponsorships to $38M and expand corporate alliances

    - Already at $33M, which includes new corporate alliances with Nintendo, Heinz, Chase, Sara Lee, and Johnny Rockets

                              2007 Media Spending

Highlights
----------

o   Total media budget of $84.2M for '07 vs. $59M in '06

o   Increases across all parks

o   Double domestic TV
           --------

o   Radio up 60%

o   Double outdoor spending vs. 2005

o   New "Tween" effort ($5.5M)

o   More efficient media buys


[FOLLOWING TABLE IS REPRESENTED BY BAR CHART]

                 2006    2007
Other            $6.7    $5.1
Print            $1.6    $0.2
OOH              $3.4    $4.3
Radio           $17.3   $23.4
TV              $30.0   $51.2

                            2007 Capital Initiatives

o   Six Flags capital program focuses on three objectives:

    -   $30.2M in asset maintenance

    -   $26.9M in "ROI" investments (e.g., restaurants, retail, IT improvements)

    -   $42.9M in marketable capital

o Marketable capital in 2007 will focus primarily on strengthening our family offerings at the parks

    -   Wiggles World (Chicago, New England, New York)

    -   Tony Hawk spinning coasters (San Antonio, St. Louis)

    -   Thomas the Tank Engine (New England, San Francisco)

    -   Water park expansion (Louisville)

    -   Rebranding (San Francisco)

    -   Operation Spy Girl stunt show (Chicago)

    -   Cirque's Coobrila (Dallas)

    -   Tornado water ride (Lake George)

    -   Safari re-launch (New York)

[JOHNNY ROCKETS LOGO]

[PAPA JOHNS LOGO]

[COLD STONE CREAMERY LOGO]

[PANDA EXPRESS LOGO]

[BEN & JERRY'S LOGO]

[WIGGLES WORLD LOGO]

[THOMAS THE TANK ENGINE LOGO]

[OPERATION SPYGIRL LOGO]

[SIX FLAGS DISCOVERY KINGDOM LOGO]

[TONY HAWK LOGO]

[SIX FLAGS THURSDAY NIGHT CONCERT SERIES LOGO]

[CIRQUE DREAMS COOBRILA LOGO]

                          Strong Sponsorship Potential

The biggest and best brands are signing agreements to be associated with Six Flags, today's hottest entertainment brand

[GRAPHIC OF ARTICLE OMITTED]


The Six Flags-Papa John's alliance was highlighted in Fortune Magazine's Innovative Partnerships Feature

[GRAPHIC OF ARTICLE OMITTED]

                             Current Debt Structure


|---------------------------------|          ---------------------------------------------------
|  Owns interests in Six Flags    |                        Six Flags, Inc. ("SFI")                    ]
| Over Texas (38%) and Six Flags  |                              NYSE: SIX                            }
|       Over Georgia (25%)        |                                                                   }
|     ("Partnership Parks")       |------->  o   $288M 7.250% PIERS due 2009                          } Unsecured debt
|                                 |          o   $299M 4.500% Convertible Senior Notes due 2015       }
|      General and Limited        |          o   $300M 8.875% Senior Notes due 2010                   }
|       Partnership Units         |          o   $388M 9.750% Senior Notes due 2013                   }
|---------------------------------|          o   $504M 9.625% Senior Notes due 2014                   }
                                             ----------------------------------------------------
                                                                     |
                                                                     |100% owned
                                                                     |
                                                                     V
                                                     -------------------------------
                                                         Six Flags Operations Inc.
                                                                 ("SFO")
                                                     -------------------------------
                                                                     |
                                                                     |100% owned
                                                                     |
                                                                     V
                                             ---------------------------------------------------
                                                      Six Flags Theme Parks Inc. ("SFTP")             ]
                                                                                                      }
|---------------------------------|          Senior Secured Credit Facility                           }
| Owns (directly and indirectly)  |                                                                   } Secured debt
|    all parks excluding the      |          o   W/C Revolver due 6/30/08 ($300M commitment,          }
|Partnership Parks (SF Over Texas |------->      $240M drawn as of 3/15/07)                           }
| and SF Over Georgia) which are  |          o   Multi-Currency Revolver due 6/30/08 ($82.5M          }
|          owned by SFI           |              commitment, undrawn)                                 }
|---------------------------------|          o   $639M Term Loan B due 6/30/09
                                             ---------------------------------------------------

                                Park Sale Update

o Definitive agreement to sell 7 parks for total consideration of $312M (or 10.4x 2006 EBITDA of $30M)

    - Consideration is comprised of $275M in cash plus a $37M, 10-year amortizing note, with rights to direct repayment from a $22M note from CNL

    - Sale parks are principally non-branded water parks (Concord, Houston, OKC, Seattle) and small to mid-sized theme parks (Buffalo, Denver, OKC)

o   Magic Mountain/Hurricane Harbor not included

    - We were able to recognize significant value for other parks without having to include a "large" park in the portfolio

o   Sale highlights value of remaining portfolio of parks

    - Our remaining portfolio of parks should be valued much higher given their stronger asset base, much more lucrative DMAs, and higher attendance levels

[WHITE WATER BAY LOGO]

[SIX FLAGS WATERWORLD LOGO]

[SIX FLAGS DARIEN LAKE LOGO]

[WILD WAVES ENCHANTED VILLAGE LOGO]

[SIX FLAGS SPLASHTOWN LOGO]

[SIX FLAGS ELITCH GARDENS LOGO]

[FRONTIER CITY LOGO]

                                      Q&A